United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2008

ICU Medical, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19974	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (949) 366-2183

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 1, 2008, ICU Medical, Inc. amended its agreement with MedAssets Supply Chain Systems, under which ICU sells products to MedAssets customers, to extend the term of the agreement and added a new pharmacy agreement for ICU's new oncology products. See attached press release.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated June 19, 2008 announcing that ICU Medical, Inc. expanded its relationship with MedAssets Supply Chain Systems.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU Medical, Inc. (Registrant)
June 19, 2008 (Date)	/s/ SCOTT E. LAMB Scott E. Lamb Secretary, Treasurer and Chief Financial Officer